Exhibit 10.2

Execution Version

LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of April 5, 2013 (as amended, modified or supplemented from time to time, this “Agreement”) among Bank of America, N.A., as administrative agent under the New Term Credit Agreement (as defined below) (the “New Term Agreement Administrative Agent”), U.S. Bank National Association, as collateral agent under the New Term Credit Agreement (in such capacity, the “New Term Agreement Collateral Agent”, and collectively with its capacity as Notes Collateral Agent (as defined below), the Term Debt Collateral Agent (as defined in the Intercreditor Agreement (as defined below))), U.S. Bank National Association, as collateral agent (in such capacity, the “Notes Collateral Agent”) and as trustee (in such capacity, the “Trustee”) under the Indenture (as defined below), Bank of America, N.A., as Revolving Facility Collateral Agent, Apria Healthcare Group Inc., a Delaware corporation (the “Company”) and the other Loan Parties signatory hereto. Defined terms used but not otherwise defined herein shall have the meanings assigned to them in the Intercreditor Agreement.

RECITALS

WHEREAS, the Company entered into the Senior Secured Bridge Loan Agreement and the original Revolving Facility Credit Agreement on October 28, 2008, and in connection therewith entered into that certain Lien Subordination and Intercreditor Agreement dated as of October 28, 2008 (as amended, restated, supplemented or modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A. as Revolving Facility Collateral Agent, Bank of America, N.A., as Term Debt Collateral Agent, Sky Acquisition LLC, Sky Merger Sub Corporation and the subsidiaries of the Company party thereto;

WHEREAS, the Company has issued Senior Secured Notes consisting of (x) the 11.25% Senior Secured Notes due 2014 (Series A-1) (together with any Exchange Notes (as defined in the Indenture) with respect thereto, the “Existing Series A-1 Senior Secured Notes”) pursuant to an Indenture, dated as of May 27, 2009 and (y) the 12.375% Senior Secured Notes due 2014 (Series A-2) (together with any Exchange Notes with respect thereto, the “Series A-2 Senior Secured Notes” and, together with the Series A-1 Senior Secured Notes, the “Secured Notes”) pursuant to a supplement to the Indenture dated as of August 13, 2009;

WHEREAS, on August 13, 2009, all obligations under the Senior Secured Bridge Loan Agreement were repaid in full, and accordingly, U.S. Bank National Association succeeded to all rights and obligations of Bank of America, N.A. as collateral agent under the Term Debt Security Documents, as evidenced by the Successor Collateral Agent’s Certificate and Confirmation dated August 13, 2009 signed by U.S. Bank National Association, Bank of America N.A. and the Company. Accordingly, U.S. Bank National Association became the Term Debt Collateral Agent as “successor” to Bank of America N.A. in such capacity;

WHEREAS, the Company has entered into that certain credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Company thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “New Term Credit Agreement”), dated as of the date hereof, among the Company as borrower, Bank of America, N.A. as administrative agent, U.S. Bank National Association, as collateral agent, the guarantors party thereto and the lenders from time to time party thereto (the “New

Term Lenders”) and it is intended that the obligations of the Company and the loans made thereunder (the “New Term Loans”), with the obligations thereunder being guaranteed by the Subsidiary Guarantors and secured in favor of the New Term Agreement Collateral Agent as collateral agent for the ratable benefit of the Term Lenders;

WHEREAS, the Company intends to use the proceeds of the New Term Loans to redeem all of the Existing Series A-1 Senior Secured Notes, a portion of the Series A-2 Senior Secured notes and pay all applicable premiums and accrued and unpaid interest thereon (the “Refinancing”); and

WHEREAS, Section 2.10 of the Intercreditor Agreement requires that the New Term Agreement Administrative Agent and New Term Agreement Collateral Agent each bind itself in writing to the terms of the Intercreditor Agreement pursuant to documents reasonably acceptable to the Revolving Facility Collateral Agent and the Term Debt Collateral Agent, and Sections 2.10 and 7.02(b) of the Intercreditor Agreement permit certain modifications to be made to the Intercreditor Agreement for the purpose of giving effect to the Refinancing;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the New Term Agreement Administrative Agent, New Term Agreement Collateral Agent, the Notes Collateral Agent, the Trustee, the Company and the Loan Parties signatory hereto, hereby agree as follows:

Section 1. Joinder. From the date hereof, (a) the New Term Agreement Collateral Agent agrees to become party to the Intercreditor Agreement and to be bound by the provisions of the Intercreditor Agreement as Term Debt Collateral Agent and (b) the parties hereto agree that each reference in the Intercreditor Agreement to (i) “Senior Secured Notes Indenture” and “Indenture” shall be deemed to include a reference to the New Term Credit Agreement, (ii) “Senior Secured Notes” shall be deemed to include a reference to the New Term Loans, (iii) “Senior Secured Notes Documents” shall be deemed to include a reference to the Loan Documents (as defined in the New Term Credit Agreement), (iv) “Term Debt Collateral Agent” shall be deemed to include a reference to the New Term Agreement Collateral Agent, in its capacity as collateral agent with respect to the New Term Lenders and (v) “Noteholders” shall be deemed to include a reference to the New Term Lenders.

Section 2. Acknowledgement. In accordance with Sections 2.10 and 7.02(b) of the Intercreditor Agreement, the parties hereto agree that: (i) the Liens on any Term Debt First Lien Collateral securing the obligations under the New Term Credit Agreement shall be pari passu under the Intercreditor Agreement with the Liens on such Term Debt First Lien Collateral securing the other `Term Debt Obligations and senior to the Liens on such Term Debt First Lien Collateral securing any Revolving Facility Obligations, all on the terms provided for in the Intercreditor Agreement immediately prior to the date hereof, (ii) the Liens on any Revolving Facility First Lien Collateral securing obligations under the New Term Credit Agreement shall be pari passu under the Intercreditor Agreement with the Liens on such Revolving Facility First Lien Collateral securing the other Term Debt Obligations and junior and subordinated to the Liens on such Revolving Facility First Lien Collateral securing any Revolving Facility Obligations, all on the terms provided for in the Intercreditor Agreement immediately prior to the date hereof and (iii) the parties hereto, including the New Term Agreement Administrative Agent and New Term Agreement Collateral Agent, will maintain the foregoing priorities and relationships under, and will have the same rights and obligations set forth in, the Intercreditor Agreement (giving effect to this Agreement).

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Section 3. Representations and Warranties. (a) Each party hereto hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by such party, and each of this Agreement and the Intercreditor Agreement, giving effect to this Agreement, constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Company hereby represents and warrants that the indebtedness incurred under the New Term Credit Agreement is permitted by the Revolving Facility Credit Agreement, the Indenture and the Intercreditor Agreement.

Section 4. Effectiveness. This Agreement and the accession of the New Term Agreement Administrative Agent and New Term Agreement Collateral Agent to the Intercreditor Agreement as provided herein shall become effective when the parties hereto shall have received a counterpart of this Agreement duly executed by the New Term Agreement Administrative Agent, New Term Agreement Collateral Agent, the Company, the Loan Parties signatory hereto, the Notes Collateral Agent, the Term Debt Collateral Agent, the Revolving Debt Collateral Agent and the Trustee.

Section 5. Integration; Confirmation. On and after the date hereof, the Intercreditor Agreement shall be supplemented as expressly set forth herein; all other terms and provisions of the Intercreditor Agreement, the other Finance Documents and the respective Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

Section 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

Section 7. Address for Notices. Any communications, including notices and instructions or notices provided in the Intercreditor Agreement to be given to the Term Agreement Administrative Agent and the Term Agreement Collateral Agent or the New Term Lenders may be given to the following addresses:

If to the New Term Agreement Administrative Agent:

Bank of America, N.A.

AVP; Agency Management Officer II—Agency Management—Charlotte

Mail Code: NC1-002-15-36

Bank of America Plaza

101 South Tryon St

Charlotte, NC 28255-0001

Attn: Priscilla L. Baker

Phone: 1.980.386.3475

Fax: 1.704.409.0918

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If to the New Term Credit Agreement Collateral Agent:

U.S. Bank National Association

Raymond S. Haverstock

Global Corporate Trust Services

EP-MN-WS3C

60 Livingston Avenue

St. Paul MN 55107-1419

Phone: 651.466.6299

Fax: 651.466.7430

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the parties hereto. The Term Debt Collateral Agent or Revolving Facility Collateral Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A. in its capacity as Revolving Facility Collateral Agent

By:	/s/ Adam Seiden
Name:	Adam Seiden
Title:	SVP

[Signature Page to Lien Subordination and Intercreditor Agreement Joinder]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A. in its capacity as Revolving Facility Collateral Agent and New Term Agreement Administrative Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION in its capacity as Term Debt Collateral Agent, Trustee, New Term Agreement Collateral Agent and Notes Collateral Agent

By:	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President

[Signature Page to Lien Subordination and Intercreditor Agreement Joinder]

BANK OF AMERICA, N.A. in its capacity as New Term Agreement Administrative Agent

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page to Lien Subordination and Intercreditor Agreement Joinder]

SKY ACQUISITION LLC

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE GROUP INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE, INC. APRIA HEALTHCARE OF NEW YORK STATE, INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

VALESCENT HEALTH LLC

By:	/s/ Bradley R. Kreick
Name:	Bradley R. Kreick
Title:	Chief Executive Officer, President and Treasurer

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

CORAM LLC

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, Associate General Counsel and Secretary

CORAM ALTERNATE SITE SERVICES, INC.

CORAM CLINICAL TRIALS, INC.

CORAM HEALTHCARE CORPORATION OF ALABAMA

CORAM HEALTHCARE CORPORATION OF FLORIDA

CORAM HEALTHCARE CORPORATION OF GREATER D.C.

CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK

CORAM HEALTHCARE CORPORATION OF INDIANA

CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS

CORAM HEALTHCARE CORPORATION OF MISSISSIPPI

CORAM HEALTHCARE CORPORATION OF NEVADA

CORAM HEALTHCARE CORPORATION OF NORTH TEXAS

CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA

CORAM HEALTHCARE CORPORATION OF UTAH

CORAM SPECIALTY INFUSION SERVICES, INC.

CORAMRX, LLC

H.M.S.S., INC.

HEALTHINFUSION, INC.

T2 MEDICAL, INC.

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]